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                                CMA MONEY FUND
                        CMA GOVERNMENT SECURITIES FUND


        SUPPLEMENT DATED JANUARY 8, 1996 TO PROSPECTUS DATED JULY 28,
                                     1995



     Shares of the CMA Money Fund and CMA Government Securities Fund also are available to participants in the "Employee Access Account(Service Mark)" program of Merrill Lynch, Pierce, Fenner & Smith Incorporated.



Code #10117-0795ALL